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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



Board of Directors
CVS Corporation and Subsidiaries

         We consent to the use of our report incorporated herein by reference.


/s/ KPMG LLP
KPMG LLP
Providence, Rhode Island
June 22, 2001